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		      SECURITIES AND EXCHANGE COMMISSION

			    Washington, D.C. 20549



				   FORM 8-K

				CURRENT REPORT

			 Pursuant to Section 13 or 15(d)
		    of the Securities Exchange Act of 1934




	 Date of Report (Date of earliest event reported):  January 20, 1998



			  COCA COLA ENTERPRISES INC.

	(Exact name of registrant as specified in its charter)



	 Delaware                  1-9300                   58-0503352
	(State of            (Commission File No.)        (IRS Employer
      Incorporation)                                    Identification No.)




	      2500 Windy Ridge Parkway, Atlanta, Georgia 30339
	(Address of principal executive offices, including zip code)

			       (770) 989-3000
	   (Registrant's telephone number, including area code)










								    Page 1 of 6 pages
								    Exhibit Index page 4





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Item 5.   Other Events
	  -------------
	  On January 20, 1998, Coca-Cola Enterprises Inc. (the "Company") issued a press release announcing the Company's intent to start repurchasing shares under the previously authorized share repurchase program.


Item 7.   Financial Statements and Exhibits

	 (c) Exhibits.
	     --------

	      99   Press Release of Coca-Cola Enterprises Inc.
		   issued January 20, 1998.










































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	      ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

				 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				     COCA COLA ENTERPRISES INC.
				     (Registrant)

				       /S/ LOWRY F. KLINE

Date:  January 21, 1998             By:--------------------------------
				       Lowry F. Kline
				       Executive Vice President and
				       General Counsel







































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			   COCA COLA ENTERPRISES INC.

				 EXHIBIT INDEX


Exhibit No.                                                     Page
-----------                                                     ----


   99          Press Release of Coca-Cola Enterprises Inc.        5
	       issued January 20, 1998.
































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